SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 7, 2002
                        --------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2002-2)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2002-2. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2002-2 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2002-2 REMIC Pass-Through Certificates.

     On February 27, 2002, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before February 1, 2002) as of February 1, 2002 of $459,326,013.94. The mortgage loans that have original maturites of at least 20 years but no more than 30 years, the "group I mortgage loans" have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before February 1, 2002) as of February 1, 2002 of $304,671,254.65. The mortgage loans that have original maturites of at least 10 years but no more than 15 years, the "group II mortgage loans" have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before February 1, 2002) as of February 1, 2002 of $154,654,759.29. Information below is provided with respect to all mortgage loans expected to be included in the mortgage loan pool.

     The total numbers of the group I mortgage loans and the group II mortgage loans as of February 1, 2002 were 686 and 333, respectively. The weighted average interest rates on the group I mortgage loans and the group II mortgage loans (before deduction of the servicing fee) as of February 1, 2002 were 6.929% and 6.634%, respectively. The weighted average remaining terms to stated maturity of the group I mortgage loans and the group II mortgage loans as of February 1, 2002 were 357.04 months and 176.03 months, respectively. All mortgage loans have original maturities of at least 10 but no more than 30 years. None of the group I mortgage loans or the group II mortgage loans were originated prior to October 1, 2000 and January 1, 2001, respectively, or after February 1, 2002 and January 1, 2002, respectively. The weighted average original terms to stated maturity of the group I mortgage loans and the group II mortgage loans as of February 1, 2002 were 359.36 months and 178.81 months, respectively.

     None of the group I mortgage loans and the group II mortgage loans have a scheduled maturity later than February 1, 2032 and February 1, 2017, respectively. Each group I mortgage loan and group II mortgage loan had an original principal balance of not less than $43,500 and $82,800, respectively, nor more than $1,087,825 and $1,000,000, respectively. Group I mortgage loans and group II mortgage loans having aggregate scheduled principal balances of $9,785,524 and $1,416,649, respectively, as of February 1, 2002 had loan-to-value ratios at origination in excess of 80%, but no mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the group I mortgage loans and the group II mortgage loans as of February 1, 2002 were 67.8% and 59.9%, respectively. No more than $3,021,872 and $1,765,413, respectively, of the group I mortgage loans and the group II mortgage loans are secured by mortgaged properties located in any one zip code. At least 98%(2) and 94%, respectively, of the group I mortgage loans and the group II mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.


-----------

1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72082).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the group I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the group I mortgage loans or as a percentage of the aggregate scheduled principal balance of the group II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the group II mortgage loans.

     At least 98% and 97%, respectively, of the group I mortgage loans and the group II mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 2% and 3%, respectively of the group I mortgage loans and the group II mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 74% and 84%, respectively, of the group I mortgage loans and the group II mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the group I mortgage loans and the group II mortgage loans for which additional collateral was pledged, taken as a group:

     1. the numbers of such group I mortgage loans and group II mortgage loans are 1 and 2, respectively;

     2. such group I mortgage loans and group II mortgage loans have aggregate scheduled principal balances of $598,989 and $261,923, respectively;

     3. the weighted average loan-to-value ratios of such group I mortgage loans and group II mortgage loans, taking into account the loanable value of the pledged additional collateral, are both 80.0%; and

     4. the weighted average loan-to-value ratios of such group I mortgage loans and group II mortgage loans, without taking into account the loanable value of the pledged additional collateral, are 100% and 95.3%, respectively.

     Group II discount loans will consist of group II mortgage loans with net loan rates less than 6.000%. Group II premium loans will consist of group II mortgage loans with net loan rates greater than or equal to 6.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the group II discount loans and the group I premium loans were $442,415 and $154,212,345, respectively. The weighted average interest rates of the group II discount loans and the group II premium loans, as of the cut-off date, were 6.125% and 6.635%, respectively. The weighted average remaining terms to stated maturity of the group II discount loans and the group II premium loans, as of the cut-off date, were 177.00 months and 176.03, respectively.

     Group I premium loans will consist of group I mortgage loans with net loan rates greater than or equal to 6.250%. There are no group I discount loans. The aggregate scheduled principal balance outstanding as of the cut-off date of the group I premium loans was $304,671,255. The weighted average interest rate of the group I premium loans, as of the cut-off date, was 6.929%. The weighted average remaining term to stated maturity of the group I premium loans, as of the cut-off date, was 357.04 months.

      The following tables set forth information regarding the mortgage loans as of February 1, 2002.


                 YEARS OF ORIGINATION OF GROUP I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2000                                  2                             $692,095

2001                                683                         $303,644,760

2002                                  1                             $334,400


Total                               695                         $304,839,780
                                    ===                         ============


                 YEARS OF ORIGINATION OF GROUP II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2001                                333                         $154,654,759


Total                               333                         $154,654,759
                                    ===                         ============

              TYPES OF DWELLINGS SUBJECT TO GROUP I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     642                         $285,487,979

Multi-family Dwellings*               7                           $3,875,596

Townhouses                           11                           $4,714,960

Condominium Units (one to four        9                           $3,525,321
stories high)

Condominium Units (over four          8                           $3,124,226
stories high)

Cooperative Units                     9                           $3,943,173


Total                               686                         $304,671,255
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family and 3-family.


              TYPES OF DWELLINGS SUBJECT TO GROUP II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     314                         $145,083,489

Multi-family Dwellings*               5                           $2,198,287

Townhouses                            7                           $3,323,594

Condominium Units (one to four        5                           $2,781,055
stories high)

Cooperative Units                     2                           $1,268,334


Total                               333                         $154,654,759
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family.

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO GROUP I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            679                         $300,795,659

2-family                              6                           $3,351,037

3-family                              1                             $524,559


Total                               686                         $304,671,255
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO GROUP II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            328                         $152,456,472

2-family                              5                           $2,198,287


Total                               333                         $154,654,759
                                    ===                         ============

                         SIZE OF GROUP I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    2                              $96,186

$150,000 through $249,999             1                             $243,374

$250,000 through $299,999             2                             $565,104

$300,000 through $349,999           168                          $55,243,541

$350,000 through $399,999           161                          $60,564,727

$400,000 through $449,999           100                          $42,724,108

$450,000 through $499,999            79                          $37,657,626

$500,000 through $549,999            48                          $25,061,805

$550,000 through $599,999            42                          $24,226,735

$600,000 through $649,999            32                          $20,307,351

$650,000 through $699,999            36                          $24,720,286

$700,000 through $749,999             1                             $736,725

$750,000 through $799,999             4                           $3,146,816

$800,000 through $849,999             1                             $848,459

$850,000 through $899,999             5                           $4,447,199

$900,000 through $999,999             3                           $2,995,887

$1,000,000 and over                   1                           $1,085,326


Total                               686                         $304,671,255
                                    ===                         ============


                         SIZE OF GROUP II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    3                             $341,520

$150,000 through $299,999             1                             $297,570

$300,000 through $349,999            70                          $22,901,342

$350,000 through $399,999            72                          $27,222,241

$400,000 through $449,999            40                          $16,902,955

$450,000 through $499,999            48                          $23,085,903

$500,000 through $549,999            21                          $11,072,569

$550,000 through $599,999            24                          $13,942,387

$600,000 through $649,999            25                          $15,723,758

$650,000 through $699,999            15                          $10,311,894

$700,000 through $749,999             2                           $1,477,045

$750,000 through $799,999             1                             $794,882

$800,000 through $849,999             1                             $845,934

$850,000 through $949,999             2                           $1,868,680

$950,000 and over                     8                           $7,866,079


Total                               333                         $154,654,759
                                    ===                         ============

              DISTRIBUTION OF GROUP I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.500% - 6.500%                      28                          $13,643,722

6.501% - 7.000%                     505                         $224,326,526

7.001% - 7.500%                     137                          $59,929,904

7.501% - 8.000%                      15                           $6,345,572

8.001% - 8.125%                       1                             $425,531


Total                               686                         $304,671,255
                                    ===                         ============


              DISTRIBUTION OF GROUP II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.125% - 6.500%                     134                          $63,024,861

6.501% - 7.000%                     190                          $88,185,676

7.001% - 7.375%                       9                           $3,444,222


Total                               333                         $154,654,759
                                    ===                         ============

                     DISTRIBUTION OF GROUP I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    227                         $104,474,660

65.001% - 75.000%                   209                          $92,835,786

75.001% - 80.000%                   224                          $97,575,284

80.001% - 85.000%                    11                           $4,106,023

85.001% - 90.000%                    14                           $5,375,270

90.001% - 95.000%                     1                             $304,232


Total                               686                         $304,671,255
                                    ===                         ============


                     DISTRIBUTION OF GROUP II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    184                          $90,040,008

65.001% - 75.000%                    87                          $38,297,165

75.001% - 80.000%                    58                          $24,900,938

80.001% - 85.000%                     1                             $370,024

95.001% - 90.000%                     3                           $1,046,624


Total                               333                         $154,654,759
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                      GROUP I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               9                           $4,056,188
Arizona                              26                          $13,010,516
Arkansas                              4                           $1,735,732
California                          151                          $68,547,169
Colorado                             24                          $10,714,243
Connecticut                          29                          $13,282,185
Delaware                              5                           $2,080,700
District of Columbia                  3                           $1,066,199
Florida                              11                           $5,596,439
Georgia                              38                          $15,906,272
Hawaii                                3                           $1,449,910
Illinois                             30                          $14,335,566
Kansas                                2                             $659,955
Kentucky                              2                             $903,502
Louisiana                             1                             $390,334
Maine                                 1                             $574,055
Maryland                             28                          $11,848,102
Massachusetts                        53                          $23,705,401
Michigan                              7                           $3,359,624
Minnesota                             6                           $2,256,091
Missouri                             24                          $10,310,934
Montana                               1                             $314,469
Nevada                                2                             $678,155
New Hampshire                         6                           $2,482,386
New Jersey                           40                          $17,350,264
New York                             59                          $25,552,839
North Carolina                       11                           $4,909,043
Ohio                                  7                           $2,937,594
Pennsylvania                          5                           $2,171,790
South Carolina                       10                           $3,981,283
Tennessee                             6                           $2,288,030
Texas                                22                          $11,500,339
Utah                                  4                           $1,533,826
Vermont                               1                             $331,138
Virginia                             36                          $14,825,127
Washington                           18                           $7,551,716
Wyoming                               1                             $474,139


Total                               686                         $304,671,255
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     GROUP II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               5                           $2,052,750
Arizona                              13                           $5,648,928
Arkansas                              2                             $991,986
California                           82                          $39,903,859
Colorado                              6                           $3,016,526
Connecticut                           9                           $4,087,046
Delaware                              3                           $1,347,401
District of Columbia                  1                             $383,965
Florida                              15                           $7,302,190
Georgia                              12                           $5,436,643
Illinois                             20                           $9,432,472
Kansas                                2                             $789,406
Kentucky                              2                             $926,469
Louisiana                             2                             $690,416
Maryland                              9                           $3,455,944
Massachusetts                        19                           $9,213,784
Michigan                              6                           $2,380,119
Minnesota                             1                             $540,482
Mississippi                           2                             $696,899
Missouri                              8                           $3,759,524
Nevada                                2                             $653,702
New Hampshire                         1                             $586,226
New Jersey                           13                           $5,774,459
New York                             17                           $8,267,847
North Carolina                       22                           $9,410,639
Ohio                                  3                           $1,081,345
Oregon                                1                             $394,738
Pennsylvania                          2                             $863,428
Rhode Island                          1                             $326,790
South Carolina                        3                           $1,614,449
Tennessee                            10                           $5,317,742
Texas                                22                          $10,428,773
Utah                                  1                             $401,966
Virginia                              9                           $4,237,492
Washington                            6                           $2,864,527
West Virginia                         1                             $373,827


Total                               333                         $154,654,759
                                    ===                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: February 7, 2002